Exhibit 99.1

德恒律师事务所 DeHeng Law Offices

12/F,Tower B, Focus Place，No. 19 Finance Street, Beijing, P.R.China 100032 中国 •北京西城区金融街19号 富凯大厦B座十二层 邮编：100032	Tel: (86)010-66575888 65232180 Fax: (86) 010-65232181 Website: www.dhl.com.cn E-mail: DeHeng@dhl.com.cn

Dated: September 10, 2012

To: Dionics, Inc.,

To Whom It May Concern:

We are qualified lawyers of the People’s Republic of China (“PRC” or “China”, for the purpose of this opinion only, PRC shall not include the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan).  Unless otherwise defined herein, capitalized terms used herein shall have the same meanings specified in the 8-K Form.

For purposes of this opinion, we have examined and relied on the contracts, agreements and other documents of the company.

In arriving at the opinion expressed below, we have assumed without independent investigation or inquiry (collectively, the “Assumptions”):

All signatures, seals and chops are genuine, each signature on behalf of a party thereto is that of a person duly authorized to execute the same, all Documents submitted to us as originals are authentic, and all Documents submitted to us as certified or scanned copies conform to the originals;

The Documents that were presented to us remain in full force and effect on the date of this opinion and have not been revoked, amended or supplemented;

The laws of any country other than China which may be applicable to the execution, delivery, performance or enforcement of the Documents are complied with;

All the government approval authorities mentioned in the Documents have the power, right or due authorization to approve the relevant matters on which it has delivered the approvals, permits, licenses or certificates, as the case may be;

All the explanations and interpretations provided by the government officers, which duly reflect the official position of the relevant governmental authorities, and all factual statements, but not legal conclusion or statements of law, provided by the Company, including but not limited to the statements set forth in the Documents, are complete, true and correct.

Based upon the assumptions and to our best knowledge after due inquiry against the company, and subject to our review of the Documents, the qualifications and limitations set forth herein, we are of the opinion, so far as the currently effective and publicly available PRC laws and regulations are concerned, that:

Corporate Issues

1. Each of Shangrao Baihuazhou Green Resources Agriculture Technology Development Company Limited（WFOE）and Shangrao Baihuazhou Industrial Company Limited (Baihuazhou Industrial) (Collectively, the “Companies”) is duly incorporated and validly existing under the laws and regulations of the PRC. WFOE is a wholly foreign-owned limited liability company, and Baihuazhou Industrial is a domestic-owned limited liability company.

2. WFOE was established dated March 2, 2012. Subject to the records of the local branch of Administration for Industry and Commerce, it has obtained the necessary license or approvals for its establishment. Baihuazhou Industrial was incorporated on November 27, 2002 and has passed annual check of 2011 by the local branch of Administration for Industry and Commerce. Baihuazhou Industrial has obtained all necessary licenses, authorizations, approvals, registrations and permits from PRC governmental agency or any other regulatory body having jurisdiction over it (“Authorizations”) with respect to the business activity it engaged in.

Business License of Baihuazhou Industrial shows the business scope is limited to forestation, the planting and breeding of landscape seedling, the transplanting and cultivation of flowers and trees, bonsai, manufacture and sale of root carving, construction and design of landscaping project, and according to Baihuazhou Industrial, the company has not involved any business activity beyond the business scope of business license. Shangrao Bureau of Forestry, in charge of Baihuazhou Industrial, proved Shangrao Industrial operates under outstanding condition and has no violation of law.

To our understanding, Forestry Law and Regulations of the People's Republic of China on Protection of Wild Plants are applicable to our case, and the Grassland Law of the People's Republic of China is not applicable.

3.  The articles of association, the business licenses and the approval certificates (the “Constitutional Documents”) of Companies are in compliance with the requirements of applicable PRC laws and regulations and are in full force and effect. Neither WFOE nor Baihuazhou Industrial is in violation of its articles of association or other Constitutional Documents.

4.   As of the date of the issuance of the opinion, the registered capital of WFOE has made the initial contribution subject to the relevant laws, the unpaid less than RMB 2,000 shall be paid within 2 years after the issuance of its business license. The registered capital of Baihuazhou Industrial has been fully contributed in accordance with the verification reports issued by Shangrao Huaxin Lianhe Certified Public Accountants dated of August 8, 2011.

5   Green Resources (China) Investment Group Limited, a limited company registered in Hong Kong, holds 100% of equity interests in WFOE.

Li Xiaoling, a Chinese citizen, holds 100% of equity interests in Baihuazhou Industrial.

6. As of the date of this opinion, we have not found any legal, arbitral or governmental proceedings currently pending or threatened in the PRC to the companies.

7.   As of the date hereof, neither Green Resource Agriculture Technology nor Baihuazhou Industrial has been liquidated and neither is insolvent, nor is it subject to any winding up or liquidation proceedings, nor has it undertaken any steps to merge with any other entity or liquidate or any, proceedings which might render it liquidated or insolvent or for the suspension, withdrawal, revocation or cancellation of each of its Constitutional Documents.

Legal Issues regarding Restructuring

After the restructuring, the Equity Structure is supposed to be as the Schedule A.

Reasons for Adopting VIE Structure

The Catalogue of Industries for Guiding Foreign Investment (Promulgated by National Development and Reform Commission; Ministry of Commerce, Effective Date: 01/30/2012) provides that Research and development, breeding and planting of China's rare and special varieties, and production of relevant breeding materials (including quality genes in planting industry, husbandry and aquaculture) are subject to Catalogue of Industries in Which Foreign Investment is Prohibited. In accordance with the illustration by Shangrao Bureau of Forestry, Chinese yew, podocarpus nagi and gingko the company cultivating are classified into rare and special varieties, which foreign invested company cannot engage in.

On August 8, 2006, six PRC regulatory agencies, including the Ministry of Commerce (“MOFCOM”), the China Securities Regulatory Commission (“CSRC”), State Assets Supervision and Administration Commission of the State Council, State Administration of Taxation, State Administration for Industry and Commerce(“SAIC”), and State Administration of Foreign Exchange(“SAFE”), promulgated the Rules on Acquisition of Domestic Enterprises by Foreign Investors (“M&A Rule” or “Circular 10”), a new regulation with respect to the mergers and acquisitions of domestic enterprises by foreign investors that became effective on September 8, 2006, which was revised by MOFCOM on June 22, 2009. M&A rule regulates that no foreign investor shall be permitted to merge and acquire any enterprise in Foreign Investment Prohibited industries. According to M&A rule, methods of "M&A” is only limited to Equity and Assets purchase, and variable interest entities (hereinafter, “VIE”) structure is not included.

Thus, we do not think VIE structure adopted herein violate the M&A rule. However, uncertainties still exist as to how the M&A Rules will be interpreted and implemented by the competent authorities, and the opinions summarized above are still subject to any new laws, rules, regulations and policies, promulgated in any form relating to the M&A Rules.

Content of Contractual Agreements

On May 1, 2012, WFOE signed a series of agreements with Baihuzhou Industrial and Li Xiaoling, including Exclusive Business Cooperation Agreement, Loan Agreement, Share Pledge Agreement and Exclusive Option Agreement. Besides that, Li Xiaoling signed the Power of Attorney.

The contractual agreements are listed as the Schedule B.

According to the Exclusive Business Cooperation Contract, WFOE will provide Baihuazhou Industrial with exclusive and comprehensive business support such as staff training, management consultation, financial services etc. In consideration of its services, WFOE shall be paid an amount equal to the pre-tax profits of Shangrao and upon request WFOE shall be required to pay to Baihuazhou Industrial the amount of any loss incurred by Baihuazhou Industrial. The term of the Exclusive Business Cooperation Agreement will continue for a term of thirty years, or until May 1, 2042, and will be extended automatically for successive ten year periods thereafter, except that the agreement will terminate (i) at the expiration of the initial thirty-year term, or any ten-year renewal term, if WFOE notifies Baihuazhou Industrial not less than 30 days prior to the applicable expiration date that it does not want to extend the term, (ii) upon prior written notice from WFOE, or (iii) upon the date WFOE acquires all of the assets or equity interests of Baihuazhou Industrial.

Subject to the Loan Agreement, Li Xiaoling, the sole shareholder of Baihuazhou Industrial shall borrow RMB 10,000,000 from WFOE on an interest-free basis for use in the business of Baihuazhou Industrial. The term of the loan is 30 years from the date of the loan, except that WFOE may require repayment of the loan upon thirty days’ notice.

Pursuant to this Agreement, Li Xiaoling, the sole shareholder of Baihuazhou Industrial, granted to WFOE an exclusive option to purchase all of the assets or outstanding shares of Baihuazhou Industrial. Unless an appraisal is required by the laws of China, the purchase price of the assets or outstanding equity shall be equal to the lower of (i) the actual registered capital of Baihuazhou Industrial and (ii) RMB 500,000. The term of the Exclusive Option Agreement is thirty years, or until May 1, 2042, unless extended by WFOE.

And, Li Xiaoling and WFOE signed Share Pledge Contract to pledge her equities in Baihuazhou Industrial to WFOE as a security for the performance of the above Contracts. The equity pledge has been completed at the local competent Administration for Commerce and Industry dated May 28, 2012.

Besides, WFOE is irrevocably authorized by Li Xiaoling to act on behalf of them as their exclusive agent with respect to all matters concerning their Shareholding, including without limitation to: 1) attend shareholders' meetings of Baihuazhou Industrial; 2) exercise all the shareholder's rights and shareholder's voting rights under the laws of China and the Article of Association of Baihuazhou Industrial, including but not limited to the sale, transfer, pledge or disposition of their Shareholding in part or in whole; and 3) designate and appoint on behalf of themselves the legal representative (chairperson), the director, supervisor, the chief executive officer and other senior management members of Baihuazhou Industrial.

The Compliance of M&A Rule

M&A Rule regulates the “takeover of a domestic enterprise by a foreign investor”, which is defined in Article 2 of this Rule as “the foreign investor purchases the equities of the shareholders of a domestic non-foreign-funded enterprise (hereinafter referred to as “domestic company”) or subscribes to the increased capital of a domestic company, and thus changes the domestic company into a foreign-funded enterprise; or, a foreign investor establishes a foreign-funded enterprise, and through which it purchases by agreement the assets of a domestic enterprise and operates its assets, or, a foreign investor purchases by agreement the assets of a domestic enterprise, and then invest such assets to establish a foreign-funded enterprise and operate the assets”.

Chapter 4 of M&A Rule regulates the issues concerning “the foreign investors acquire a domestic company in consideration of offshore company’s equity” (hereinafter referred to as “cross-border equity swap”). Section 3 under Chapter 4 of M&A Rule regulates the issues concerning cross-border equity swap through special purpose vehicle (hereinafter referred to as “SPV”). Article 39 of Section 3 under Chapter 4 of M&A Rule provides that “special purpose vehicle refers to an offshore company directly or indirectly controlled by a domestic company or a natural person for the purpose of taking the interests of its domestic company to list on an overseas stock market”; and article 40, Section 3 under Chapter 4 provides that “the overseas listing of SPV shall be subject to the examination and approval of CSRC; and CSRC promulgated the approval procedures for the overseas listing of SPV on its official website on September 22, 2006.

In our case, the whole structure hereof does not involve cross-border equity swap and acquisition of equity of domestic company by foreign investors, governed by M&A Rule. Moreover, we don’t find any provision of M&A Rule governing Contractual Arrangement (VIE structure) adopted in our case. Therefore, to our understanding, M&A Rule is not applicable to our case, and the Contractual Arrangement hereof does not violate any Chinese law, and the prior approval by CSRC is not required.

However, if CSRC or any other PRC regulatory agency subsequently promulgate new laws or interpretations which have retrospective effect and determines that prior CSRC or any other PRC regulatory agency approval is required for the contractual arrangement, the listed company may face the risk of not able to obtain the approvals, regulatory actions or other sanctions from the CSRC, or any other PRC regulatory agency. These regulatory agencies may impose fines and penalties on the company’s operations, limit the company’s operating privileges, delay or restrict the repatriation of funds into China or payment or distribution of dividends by the company, or take other actions that could have a material adverse effect on its business, financial condition, results of operations, reputation and prospects, as well as the trading price of its ADSs or shares. CSRC or any other PRC regulatory agency also may take actions requiring it, or making it advisable for it, to halt trading in its shares. It cannot be predicted when CSRC may promulgate additional implementing rules or other guidance, if at all. If implementing rules or guidance is issued, the listed group may be required to obtain CSRC or any other PRC regulatory agency approval, and if such approvals can be obtained, of which there is no assurance, obtaining approvals may take several months or longer.

The Compliance of SAFE Notice 75

On October 21, 2005, SAFE issued “The circular of the State Administration of Foreign Exchange concerning relevant issues on the foreign exchange administration of raising funds through Overseas Special Purpose Vehicles and Round trip Investment in China by domestic residents” (“Notice 75”) which became effective as of November 1, 2005. Notice 75 requires the owners of any Chinese companies to obtain SAFE’s approval before establishing any offshore holding company structure for foreign financing as well as subsequent investment matters in China.

It is expressly stated in its foreword that Notice 75 is to regulate “the relevant foreign exchange administration for domestic residents to engage in equity financing and round trip investment via overseas SPV”. Pursuant to Article 1 and Article 2 of Notice 75,  i ) SPV is a foreign company that is held by PRC legal entity or domestic natural person for raising financing outside PRC by way of, including but not limited to, equity issue or convertible debt. ii) PRC legal entity refers to companies, entities and other economic organizations duly established in China under PRC laws. PRC natural person refers to a natural person duly holding PRC ID or Passport, or a habitual natural person due to economic relationships though without legal status in China. iii) PRC domestic resident (PRC legal entity or domestic natural person) establishing or taking control of a SPV abroad and receiving round trip investments from funds raised by an offshore SPV controlled by domestic resident is required to effect foreign exchange registration with the local foreign exchange bureau. In accordance with the foregoing, we opine that Notice 75 applies to domestic residents who have or hold assets or equity interests in any domestic enterprise inside China, and at the same time engage in offshore equity financing for the aforesaid domestic enterprise with the assets or equity interests they have or hold in the aforesaid domestic enterprise as well as round trip investment.

In our case, after due inquiry, we found that Li Xiaoling has PRC nationality and hold valid PRC identity cards, and to the best of our knowledge after due inquiry, as of the date of this opinion, there is no evidence showing that she has lost her PRC nationality pursuant to Nationality Law of the People’s Republic of China (《中华人民共和国国籍法》) effective as of September 10, 1980. Therefore, Li Xiaoling is a domestic resident as of the date of this opinion. And Li Xiaoling holds 100% of Shangrao Baihuazhou Industrial’s registered capital. At the same time, Li Xiaoling holds 95% of Dionics through Martian Investment Limited, therefore, we advised that Li Xiaoling shall make the foreign exchange registration with the competent Branch of SAFE accordingly.

As the company stated, Li Xiaoling has applied for the foreign exchange registration subject to SAFE Notice 75.

The Compliance of rules on M&A security review

Provisions of the Ministry of Commerce on the Implementation of the Security Review System for Mergers and Acquisitions of Domestic Enterprises by Foreign Investor (hereinafter, “Security Review Rule”) became effective as of September 1, 2012. The Article 1 provides that where a foreign investor's merger and acquisition (M&A) of a domestic enterprise falls within the scope of M&A security review specified in the Notice of the General Office of the State Council on Launching the Security Review System for Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (hereinafter, “The Notice”), the foreign investor shall file an application with the Ministry of Commerce for M&A security review. And the Article 9 provides that whether a foreign investor's M&A of a domestic enterprise falls within the scope of M&A security review shall be based on the substance and actual influence on National Security of the M&A transaction. Foreign investors cannot be allowed to avoid the M&A security review by the following way, including but not limited to holding shares on behalf of others, trust, multi-level reinvestment, leasing, loans, variable interest entities, or overseas transactions.

Under the Notice, the industries subject to M&A security review covers: military industrial enterprises or military industry related supporting enterprises, enterprises located near key and sensitive military facilities, and other entities relating to national defense; areas which has influence on national security, such as key agriculture, energy and resources, infrastructure, transport, technology, assembly manufacturing, etc., whereby the foreign investors might acquire the actual controlling right thereof.

In our case, the Business License of Baihuazhou Industrial shows Baihuazhou Industrial’s business scope is limited to forestation, the planting and breeding of landscape seedling, the transplanting and cultivation of flowers and trees, bonsai, manufacture and sale of root carving, construction and design of landscaping project, the Shangrao Bureau of Commerce proved that the business scope of Baihuazhou Industrial does not involve any “key agriculture, energy and resources etc., which affect national security”. To our understanding, M&A security reviewing is not applicable to our case.

Our opinion expressed above is subject to the following additional qualifications:

Our opinion is subject to the restrictions of (i) an applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally (including without limitation all laws relating to fraudulent transfers) and (ii) any judicial or administrative actions affecting creditors’ rights generally.

Our opinion is subject to the effects of (i) certain legal or statutory principles affecting the enforceability of contractual rights generally under the concepts of materiality, public interest, national security, reasonableness, good faith and fair dealing, and applicable statutes of limitation; (ii) any circumstance in connection with formulation, execution or performance of any legal documents that would be deemed materially mistaken, clearly unconscionable, fraudulent; (iii) judicial discretion with respect to the availability of specific performance, injunctive relief, indemnifications, remedies or defenses, the calculation of damages, the entitlement of attorneys’ fees and other costs, the waiver of immunity from jurisdiction of any court or from legal proceedings; and (iv) the discretion of any competent PRC legislative, administrative or judicial bodies in exercising their authority in the PRC.

No independent search, investigation or other verification action has been conducted by us on documents issued by governmental authorities for the purpose of issuing our opinion.

Our opinion is limited to the PRC laws and regulations on the date hereof.  We have made no investigation of, and do not express or imply any views on, the laws of any country other than the PRC.

The interpretation and implementation of the laws and regulations in the PRC, and their application to and effect on the legality, binding effect and enforceability of contracts, are subject to the discretion of competent PRC legislative, administrative and judicial authorities.

As used in this opinion, the expression “to our knowledge” or similar language with reference to matters of fact refers to the current actual knowledge of the attorneys of this firm who have worked on matters for each of the company in connection with8k Form and the transactions contemplated thereby, and have exercised due care and diligence in ascertaining relevant matters of fact and law.

This opinion letter is strictly limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters expressed stated herein.  The opinion expressed herein is rendered only as of the date hereof, and we assume no responsibility to advise you of facts, circumstances, events or developments that hereafter may be brought to our attention and that may alter, affect or modify the opinion expressed herein.

Yours faithfully,

/s/ Xiuli Bi
PRC Lawyer: Xiuli Bi

/s/Shaobei Chen
PRC Lawyer: Shaobei Chen

DeHeng Law Offices

Schedule B
The List of Contractual Agreements

Number	Name of Agreement	Parties Involved
1	Exclusive Business Cooperation Agreement	Shangrao Baihuzhou Green Resources Agriculture Technology Development Co.,Ltd Li Xiaoling Shangrao Baihuazhou Industrial Co., Ltd
2	Exclusive Option Agreement	Shangrao Baihuzhou Green Resources Agriculture Technology Development Co.,Ltd Li Xiaoling Shangrao Baihuazhou Industrial Co., Ltd
3	Loan Agreement	Shangrao Baihuzhou Green Resources Agriculture Technology Development Co.,Ltd Li Xiaoling
4	Share Pledge Agreement	Shangrao Baihuzhou Green Resources Agriculture Technology Development Co.,Ltd Li Xiaoling Shangrao Baihuazhou Industrial Co., Ltd
5	Power of Attorney	Li Xiaoling